              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549



                           FORM 8-K

                  Current Report Pursuant to
                  Section 13 or 15(d) of the
               Securities Exchange Act of 1934

               Date of Report:  March 26, 1997


            DAYTON HUDSON RECEIVABLES CORPORATION
    (Exact name of registrant as specified in its charter)

                          Minnesota
        (State or other jurisdiction of incorporation)



     0-26930                            41-1812153
  (Commission File Number)              (I.R.S. Employer Identification Number)




            Dayton Hudson Receivables Corporation
                    80 South Eighth Street
                    14th Floor, Suite 1401
                 Minneapolis, Minnesota 55402
                        (612)370-6530
     (Address, including Zip Code, and Telephone Number,
  Including Area Code, of Registrant's Principal Executive Office)



                      Page 1 of 11 Pages
             The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificate for the Monthly Period ended March 1, 1997 and the Monthly Certificateholders' Statement for the Monthly Period ended March 1, 1997, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on March 20, 1997, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on March 25, 1997.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 26, 1997

                  DAYTON HUDSON RECEIVABLES CORPORATION


                  By:       /s/ Stephen C. Kowalke

                  Name:     Stephen C. Kowalke
                  Title:    Vice President and Treasurer

                     EXHIBIT INDEX


                                                               Sequentially
Exhibit Number                 Description                     Numbered Page
-------------                  -----------                     -------------

20.1                Monthly Servicer's Certificate for              4
                    the Monthly Period ended March 1,
                    1997.

20.2                Monthly Certificateholders' Statement           6
                    for the Monthly Period ended March 1,
                    1997.

                                                                   EXHIBIT 20.1


                              MONTHLY SERVICER'S CERTIFICATE

                                 RETAILERS NATIONAL BANK

                          DAYTON HUDSON CREDIT CARD MASTER TRUST
                                     SERIES 1995-1


The undersigned, a duly authorized representative of Retailers National Bank, as Servicer ("RNB") pursuant to the Pooling and Servicing Agreement dated as of September 13, 1995 (as may be amended, from time to time, the "Agreement") as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among RNB, Dayton Hudson Receivables Corporation and Norwest Bank Minnesota, National Association, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplement, as applicable.

2.  RNB is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4. This certificate relates to the Distribution Date occuring on March 25, 1997.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Early Amortization Event occurred on or prior to such Distribution Date.

7. The aggregate amount of Collections processed for the preceding Monthly Period was equal to $399,442,518.19.

8. The aggregate amount of Collections of Finance Charge Receivables (including Discounted Receivables) for the preceding monthly period was equal to $44,277,649.91.

9. The aggregate amount of Collections of Principal Receivables for the preceding Monthly period was equal to $355,164,868.28.

10. The aggregate amount of the Defaulted Amount for the preceding Monthly Period was equal to $11,133,876.38.

11. The aggregate amount of Recoveries for the preceding Monthly Period was equal to $2,147,739.16.

12. The Portfolio Yield for the preceding Monthly Period was equal to 20.16%.

13. The Base Rate for the preceding Monthly Period was equal to 6.67%.

14. The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to $2,079,063,746.55.

15. The balance on deposit in the Collection Account with respect to Collections processed as of the end of the last day of the preceding monthly period was equal to $2,033,333.34.

16. The aggregate amount of Adjustments for the preceding Monthly Period was equal to $38,452,316.56.

17. The aggregate amount of withdrawals, drawings or payments under any Enhancement to be made with respect to the preceding Monthly Period is equal to $0.00.

18. The total amount to be distributed to Investor Certificateholders on the Distribution Date is equal to $2,033,333.34.

19. The amount to be distributed to Investor Certificateholders on the Distribution Date per $1,000 original principal amount is equal to:

                     Class A            5.083

20. The amount of such distribution allocable to principal is equal to $0.00.

21. The amount of such distribution allocable to principal per $1,000 original principal amount is equal to:

                     Class A            0.000

22. The amount of such distribution allocable to interest is equal to $2,033,333.34.

23. The amount of such distribution allocable to interest per $1,000 original principal amount is equal to:

                     Class A            5.083


    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Servicer's Certificate this 20th day of March, 1997.


    RETAILERS NATIONAL BANK,
     as servicer


    By: /s/ Terrence J. Scully
    -------------------------------
        Name:  Terrence J. Scully
        Title:  Secretary

                                                                   EXHIBIT 20.2

                       MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                      DAYTON HUDSON CREDIT CARD MASTER TRUST
                                   SERIES 1995-1


Pursuant to the Pooling and Servicing Agreement, dated as of September 13, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among Retailers National Bank, as Servicer, Dayton Hudson Receivables Corporation, as Transferor, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                        MONTHLY PERIOD:          FEBRUARY 1997
                                        DISTRIBUTION DATE:       MARCH 25, 1997
                                        NO. OF DAYS IN PERIOD:   28
--------------------------------------------------------------------------------
A.     ORIGINAL DEAL PARAMETERS

(a)    Class A Initial Invested Amount                $400,000,000.00   76.50%
(b)    Class B Initial Invested Amount                 122,875,817.00   23.50%
                                                      ---------------
(c)    Total Initial Invested Amount                  $522,875,817.00
                                                      ---------------
                                                      ---------------
(d)    Class A Certificate Rate                                  6.10%
(e)    Class B Certificate Rate                                  0.00%

(f)    Servicing Fee Rate                                        2.00%
(g)    Discount Percentage                                       0.00%
--------------------------------------------------------------------------------


I.               RECEIVABLES IN THE TRUST
--------------------------------------------------------------------------------

(a)    Beginning of the Period Principal Receivables           $2,113,878,627.51
(b)    Beginning of the Period Finance Charge Receivables          66,233,954.54
(c)    Beginning of the Period Discounted Receivables                       -
                                                               -----------------
(d)    Beginning of the Period Total Receivables (a + b + c)   $2,180,112,582.05
                                                               -----------------
                                                               -----------------

(e)    Removed Principal Receivables                           $            -
(f)    Removed Finance Charge Receivables                                   -
                                                               -----------------
(g)    Removed Total Receivables (e + f)                       $            -
                                                               -----------------
                                                               -----------------

(h)    Supplemental Principal Receivables                      $            -
(i)    Supplemental Finance Charge Receivables                              -
                                                               -----------------
(j)    Supplemental Total Receivables (h + i)                  $            -
                                                               -----------------
                                                               -----------------

(k)    End of Period Principal Receivables                     $2,015,154,175.57
(l)    End of Period Finance Charge Receivables                    63,909,570.98
(m)    End of Period Discounted Receivables                                 -
                                                               -----------------
(n)    End of Period Total Receivables (k + l + m)             $2,079,063,746.55
                                                               -----------------
                                                               -----------------

II.    INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
--------------------------------------------------------------------------------

(a)    Class A Initial Invested Amount                $  400,000,000.00   76.50%
(b)    Class B Initial Invested Amount                   122,875,817.00   23.50%
                                                      -----------------
(c)    Total Initial Invested Amount (a + b)          $  522,875,817.00

(d)    Class A Invested Amount (a - (X.a))            $  400,000,000.00   76.50%
(e)    Class B Invested Amount (b - (X.e))               122,875,817.00   23.50%
                                                      -----------------
(f)    Total Invested Amount (d + e)                  $  522,875,817.00

(g)    Class A Adjusted Invested Amount
       (a - (X.a)-(III.f))                            $  400,000,000.00   76.50%
(h)    Class B Invested Amount (b - (X.e))               122,875,817.00   23.50%
                                                      -----------------
(i)    Total Adjusted Invested Amount (g + h)         $  522,875,817.00

(j)    Floating Allocation Percentage                         24.74%
(k)    Class A Floating Allocation Percentage                 18.92%
(l)    Class B Floating Allocation Percentage                  5.81%

(m)    Principal Allocation Percentage                        24.74%
(n)    Class A Principal Allocation Percentage                18.92%
(o)    Class B Principal Allocation Percentage                 5.81%

(p)    Servicing Fee                                  $      871,459.70
(q)    Investor Defaulted Amount (j * (IV.(m)))       $    2,754,006.13


III.   TRANSFEROR'S INTEREST, RETAINED INTEREST, SPECIAL FUNDING
       ACCOUNT, AND PRINCIPAL FUNDING ACCOUNT
--------------------------------------------------------------------------------

(a)    Transferor's Amount (end of month)             $  1,273,873,590.79
(b)    Required Retained Transferor Amount            $     40,303,083.51
(c)    Required Principal Balance                     $    741,280,584.78
(e)    Funds on deposit in Special Funding Account    $              -
       (end of month)
(f)    Principal on deposit in Principal Funding      $              -
       Account (end of month)

IV.    PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

       COLLECTIONS:
(a)    Collections of Principal Receivables                   $  355,164,868.28
(b)    Collections of Finance Charge Receivables (from            40,266,167.10
       cardholder payments)
(c)    Collections of Finance Charge Receivables (from             4,011,482.81
       merchant fees, deferred billing fees, collection
       account interest)
(d)    Collections of Discount Option Receivables                          0.00
                                                              -----------------
(e)    Total Finance Charge Collections (b + c + d)           $   44,277,649.91
                                                              -----------------
(f)    Total Collections (a + e)                              $  399,442,518.19
                                                              -----------------
                                                              -----------------

       DELINQUENCIES AND LOSSES:
(g)    2 missed payments                                      $      84,543,000
(h)    3 missed payments                                             32,288,000
(i)    4 or more missed payments                                     59,755,000
                                                              -----------------
(j)    Total delinquencies (g + h + i)                        $     176,586,000
                                                              -----------------
                                                              -----------------
(k)    Gross Charge-Offs during the month                     $   13,281,615.54
(l)    Recoveries during the month                            $    2,147,739.16
(m)    Net Charge-Offs during the month (k - l)               $   11,133,876.38

V      NON-U.S. ACCOUNTS
--------------------------------------------------------------------------------

(a)    Non-US Accounts at end of month                                  185,771
(b)    as a percentage of total (a / c)                                    0.84%

(c)    Total number of Accounts in Trust (at end of month)           22,216,932

VI     AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS AND APPLICATION OF
       FUNDS
--------------------------------------------------------------------------------

(a)    Floating Allocation Percentage of Collections of        $  10,952,242.99
       Finance Charge Receivables
(b)    Investment earnings on Principal Funding Account                    -
(c)    Investment earnings in Reserve Account deposited in                 -
       the Collection Account
(d)    Reserve draw Amount deposited into the Collection                   -
       Account
                                                               ----------------
(e)    Available Series 1995-1 Finance Charge Collections      $  10,952,242.99
       (a + b + c + d)

(i)    Class A Interest                                            2,033,333.34

(ii)   Servicing Fee                                                 871,459.70

(iii)  Class A Investor Defaulted Amount ((IV.m * (II.k))          2,106,814.69

(iv)   Class B Investor Defaulted Amount ((IV.m * (II.l ))           647,191.44

(v)    Adjustment Payment Shortfalls                                       -

(vi)   Reimbursement of Class A Investor Charge-Offs                       -

(vii)  Reimbursement of Class B Investor Charge-Offs                       -
       and Reallocated Class B Principal Collections

(viii) Class B Interest                                                    -

(ix)   Reserve Account                                                     -

(x)    Excess Finance Charge Collections                        $  5,293,443.82
       (e-i-ii-iii-iv-v-vi-vii-viii-ix)

VII    YIELD AND BASE RATE
--------------------------------------------------------------------------------

BASE RATE

(a)    Base Rate (current month)                                           6.67%
(b)    Base Rate (prior month)                                             6.67%
(c)    Base Rate (2 months ago)                                            6.67%

(d)    3 Month Average Base Rate                                           6.67%

PORTFOLIO YIELD

(e)    Portfolio Yield (current month)                                    20.16%
(f)    Portfolio Yield (prior month)                                      18.22%
(g)    Portfolio Yield (2 months ago)                                     14.39%

(h)    3 Month Average Portfolio Yield                                    17.59%

VIII   PORTFOLIO PERFORMANCE RATES
--------------------------------------------------------------------------------

(a)    Net Charge-Offs (annualized % of Principal Receivables              6.77%
       at beginning of period)
(b)    Monthly Payment Rate (% of Principal Receivables at                20.25%
       beginning of period (adjusted for number of days in period))
(c)    Trust Portfolio Yield (annualized)                                 26.93%
(d)    Portfolio Yield (3 month average (annualized))                     17.59%
(e)    Base Rate (3 month average)                                         6.67%
(f)    Excess Finance Charge Collections % (d - e)                        10.92%

IX     PRINCIPAL COLLECTIONS
--------------------------------------------------------------------------------

(a)    Class A Principal Allocation Percentage                            18.92%
(b)    Class A Principal                                       $           -
(c)    Class B Principal Allocation Percentage                             5.81%
(d)    Class B Principal                                       $           -
(e)    Total Principal (b + d)                                 $           -

(f)    Reallocated Principal Collections                       $           -
(g)    Shared Principal Collections allocable from other       $           -
       Series and Participation

X      INVESTOR CHARGE-OFFS
--------------------------------------------------------------------------------

       CLASS A INVESTOR CHARGE-OFFS
(a)    Class A Investor Charge-Offs                            $           -
(b)    Class A Investor Charge-Offs per $1,000 original        $           -
       certificate principal amount
(c)    Total amount reimbursed in respect of Class A Investor  $           -
       Charge-Offs
(d)    The amount, if any, by which the outstanding principal  $           -
       balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.

       CLASS B INVESTOR CHARGE-OFFS
(e)    Class B Investor Charge-Offs                            $           -
(f)    Class B Investor Charge-Offs per $1,000 original
       certificate principal amount                            $           -
(g)    Total amount reimbursed in respect of Class B Investor  $           -
       Charge-Offs
(h)    The amount, if any, by which the outstanding principal  $           -
       balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.

XI               AMORTIZATION
--------------------------------------------------------------------------------

(a)    Class A Accumulation Period Length (months)                           12
(b)    Controlled Accumulation Amount                          $  33,333,333.34
(c)    Deficit Controlled Accumulation  Amount                 $           -
(d)    Total Principal on deposit in Principal Funding         $           -
       Account for the benefit of Class A Certificateholders


       RETAILERS NATIONAL BANK,
         as servicer


       By: /s/ Terrence J. Scully
       --------------------------
        Name:  Terrence J. Scully
        Title:  Secretary